                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors
     Diametrics Medical, Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the prospectus.

                                    /s/  KPMG Peat Marwick LLP


Minneapolis, Minnesota

June 2, 1997